UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2003

ON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26376	04-3162846
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

880 Winter Street, Building 4, Waltham, Massachusetts 02451-1449

(Address of Principal Executive Offices) (Zip Code)

(781) 487-3300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued April 30, 2003 entitled “On Technology Reports 2003 First Quarter Results.” See Exhibit Index.

Item 9. Regulation FD Disclosure (Providing Information Under Item 12).

On April 30, 2003, ON Technology Corporation (the “Company”) issued a press release (the “Press Release”) providing the Company’s financial results for the first quarter ended March 31, 2003. The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

This Current Report on Form 8-K and the Press Release are being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

This Item 9 contains the information required by Item 12 of Form 8-K and is being provided under Item 9 pursuant to the interim guidance of the Securities and Exchange Commission issued on March 27, 2003 regarding the furnishing of information required by Item 12 of Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON TECHNOLOGY CORPORATION (Registrant)

Date: April 30, 2003	By:	/s/ STEVEN R. WASSERMAN
Steven R. Wasserman Vice President, Finance, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	ON Technology Corporation Press Release dated April 30, 2003.

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